UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2009
RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 350-9900
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 10, 2009, Ramco-Gershenson Properties Trust (the “Company” or “RPT”) and Ramco-Gershenson Properties, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., and KeyBanc Capital Markets Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of 12.075 million shares of the Company’s common shares of beneficial interest (the “Shares”), including 1.575 million shares pursuant to the Underwriters’ over-allotment option. The offering closed September 16, 2009.
The offering of the Shares was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-156689), the prospectus dated February 9, 2009, and the related prospectus supplement dated September 10, 2009.
Item 8.01 Other Events
On September 10, 2009, the Company issued a press release announcing the terms of the offering of the Shares. On September 16, 2009, the Company issued a press release announcing the closing of the offering and the Underwriters’ exercise of their over-allotment option. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
1.1	Underwriting Agreement, dated September 10, 2009, by and among the Company, Ramco-Gershenson Properties, L.P., and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., and KeyBanc Capital Markets Inc., as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

99.1	Press Release dated September 10, 2009, entitled “Ramco-Gershenson Prices Offering of 10.5 Million Common Shares of Beneficial Interest.”

99.2	Press Release dated September 16, 2009, entitled “Ramco-Gershenson Closes Offering of 12.075 Million Common Shares of Beneficial Interest, Including the Exercise of the Underwriters’ Over-allotment Option.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: September 16, 2009	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated September 10, 2009, by and among the Company, Ramco-Gershenson Properties, L.P., and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., and KeyBanc Capital Markets Inc., as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

99.1	Press Release dated September 10, 2009, entitled “Ramco-Gershenson Prices Offering of 10.5 Million Common Shares of Beneficial Interest.”

99.2	Press Release dated September 16, 2009, entitled “Ramco-Gershenson Closes Offering of 12.075 Million Common Shares of Beneficial Interest, Including the Exercise of the Underwriters’ Over-allotment Option.”